Filing Pursuant to Rule 424(b)(3)
                      Registration Statement No. 333-54394

                PROSPECTUS SUPPLEMENT NO. 10 DATED JULY 16, 2001
                      TO PROSPECTUS DATED FEBRUARY 6, 2001,
   AS SUPPLEMENTED BY PROSPECTUS SUPPLEMENT NOS. 1, 2, 3, 4, 5, 6, 7, 8 AND 9

                          CHARTER COMMUNICATIONS, INC.

     $750,000,000 of 5.75% Convertible Senior Notes due 2005 and 34,786,650
      Shares of Class A Common Stock Issuable Upon Conversion of the 5.75%
                        Convertible Senior Notes due 2005
                                       and
          31,664,667 Issued or Issuable Shares of Class A Common Stock


        This prospectus supplement relates to (1) $750,000,000 aggregate principal amount of 5.75% Convertible Senior Notes due 2005 of Charter Communications, Inc., and 34,786,650 shares of Class A common stock of Charter Communications, Inc., which are initially issuable upon conversion of the notes, plus an indeterminate number of shares as may become issuable upon conversion as a result of adjustments to the conversion rate; and (2) 31,664,667 shares of Class A common stock of Charter Communications, Inc. issued or issuable to certain entities in connection with Charter Communications, Inc.'s purchase of certain cable systems in 2000 plus an indeterminate number of shares as may become issuable upon certain events. This prospectus supplement should be read in conjunction with the prospectus dated February 6, 2001, Prospectus Supplement No. 1 dated February 16, 2001, Prospectus Supplement No. 2 dated February 20, 2001, Prospectus Supplement No. 3 dated March 15, 2001, Prospectus Supplement No. 4 dated April 3, 2001, Prospectus Supplement No. 5 dated April 30, 2001, Prospectus Supplement No. 6 dated May 3, 2001, Prospectus Supplement No. 7 dated May 18, 2001, Prospectus Supplement No. 8 dated June 5, 2001 and Prospectus No. 9 dated July 6, 2001, which are to be delivered with this prospectus supplement.

        The information appearing in the table below, as of the date hereof, supersedes the information in the table appearing under the heading "Selling Securityholders" in Prospectus Supplement No. 9:

                                                                                                        Shares of Class A
                                                              Convertible Senior Notes                    Common Stock
                                                       -------------------------------------     --------------------------------
                                                                               Principal             Shares
                                                           Amount of           Amount of             Owned
                                                          Notes Owned          Notes That            Before          Shares That
              Selling Securityholder                    Before Offering        May Be Sold          Offering         May Be Sold
-------------------------------------------------      -----------------     ---------------     --------------     -------------

AAM/Zazove Institutional Income
Funds, LP (GS) ..................................          $1,300,000            $1,300,000              0                 60,297
AFTRA Health Fund................................           1,000,000             1,000,000              0                 46,382
AIG/National Union Fire Insurance
Ltd..............................................             800,000               800,000              0                 37,106
AIG Soundshore Opportunity Holding
Fund, Ltd........................................           3,500,000             3,500,000              0                162,338
AIG Soundshore Strategic Holding
Fund, Ltd........................................           4,000,000             4,000,000              0                185,529
AIM Strategic Income Fund........................           1,500,000             1,500,000              0                 69,573
Alexandra Global Investment Fund I
Ltd .............................................           3,000,000             3,000,000              0                139,147
Allstate Insurance Company.......................           1,500,000             1,500,000              0                 69,573
Allstate Life Insurance Company..................             375,000               375,000              0                 17,393
Aloha Airlines Non-Pilots Pension
Trust............................................             245,000               245,000              0                 11,364
Aloha Pilots Retirement Trust....................             140,000               140,000              0                  6,494
Alpha US Sub Fund VIII, LLC......................           1,250,000             1,250,000              0                 57,978
Alpine Associates................................           5,600,000             5,600,000              0                259,740
Alpine Partners, L.P.............................             900,000               900,000              0                 41,744
Argent Classic Convertible
Arbitrage Fund L.P...............................           4,000,000             4,000,000              0                185,529
Argent Classic Convertible Arbitrage
Fund (Bermuda) L.P...............................          11,000,000            11,000,000              0                510,204
Argent Convertible Arbitrage Fund
Ltd. ............................................          10,000,000            10,000,000              0                463,822
Aristeia International, Limited..................           5,160,000             5,160,000              0                239,332
Aristeia Trading, L.P............................           3,340,000             3,340,000              0                154,917
Arkansas PERS....................................             800,000               800,000              0                 37,106
Arkansas Teachers Retirement.....................           6,376,000             6,376,000              0                295,733
Associated Electric & Gas Insurance
Services Limited.................................             800,000               800,000              0                 37,106
Bank Austria Cayman Islands, Ltd.................           8,800,000             8,800,000              0                408,163
Baptist Health of South Florida..................             407,000               407,000              0                 18,888
BBT Fund, L.P....................................          16,000,000            16,000,000              0                742,115
Bear, Stearns & Co. Inc.(1)......................           5,000,000             5,000,000              0                231,911
Black Diamond Offshore, Ltd......................             281,000               281,000              0                 13,033
BNP Paribas Equity Strategies...................           13,845,000            13,845,000              0                642,162
BNP Cooper Neff Convertible
Strategies Fund, L.P.............................           1,155,000             1,155,000              0                 53,571
Boilermakers Blacksmith Pension
Trust............................................           1,075,000             1,075,000              0                 49,861
Boston Museum of Fine Arts.......................             170,000               170,000              0                  7,885
Boulder II Limited...............................           6,762,000             6,762,000              0                313,636






                                                                                                        Shares of Class A
                                                              Convertible Senior Notes                    Common Stock
                                                       -------------------------------------     --------------------------------
                                                                               Principal             Shares
                                                           Amount of           Amount of             Owned
                                                          Notes Owned          Notes That            Before          Shares That
              Selling Securityholder                    Before Offering        May Be Sold          Offering         May Be Sold
-------------------------------------------------      -----------------     ---------------     --------------     -------------


BP Amoco PLC Master Trust........................           2,162,000             2,162,000              0                100,278
BT Equity Opportunities..........................           4,000,000             4,000,000              0                185,529
BT Equity Strategies.............................           1,500,000             1,500,000              0                 69,573
C&H Sugar Company, Inc...........................             385,000               385,000              0                 17,857
Canyon Capital Arbitrage Master
Fund, Ltd. ......................................           5,400,000             5,400,000              0                250,464
Canyon Capital Realization
(Cayman), Ltd. ..................................          22,925,000            22,925,000              0              1,063,312
Capital Guardian Global Convertible
Fund #011........................................             290,000               290,000              0                 13,451
Chrysler Corporation Master
Retirement Trust.................................           3,300,000             3,300,000              0                153,061
CIBC World Markets...............................           3,595,000             3,595,000              0                166,744
CIBC World Markets (International)
Arbitrage Corp...................................           4,000,000             4,000,000              0                185,529
Citi JL, Ltd. ...................................             117,000               117,000              0                  5,427
Clinton Riverside Convertible
Portfolio Limited................................           7,000,000             7,000,000              0                324,675
Common Fund Event Driven
Company 6........................................             107,000               107,000              0                  4,963
Conseco Fund Group - Convertible
Securities Fund..................................           1,000,000             1,000,000              0                 46,382
DeAM Convertible Arbitrage Fund,
Ltd. ............................................           2,200,000             2,200,000              0                102,041
Deephaven Domestic Convertible
Trading Ltd......................................          16,250,000            16,250,000              0                753,711
Delaware PERS....................................           1,550,000             1,550,000              0                 71,892
Delta Airlines Master Trust (c/o
Oaktree Capital Management, LLC).................           1,440,000             1,440,000              0                 66,790
Delta Pilots D&S Trust...........................             440,000               440,000              0                 20,408
D.E. Shaw Valence, L.P...........................           1,600,000             1,600,000              0                 74,212
D.E. Shaw Investments, L.P.......................             400,000               400,000              0                 18,553
Deutsche Bank Securities Inc.....................          24,300,000            24,300,000              0              1,127,087
Double Black Diamond Offshore,
LDC..............................................           1,168,000             1,168,000              0                 54,174
Duckbill & Co....................................           2,500,000             2,500,000              0                115,956
Engineers Joint Pension Fund.....................             700,000               700,000              0                 32,468
Enterprise Convertible Security Fund ............             101,000               101,000              0                  4,685
Evergreen Equity Income Fund.....................           7,000,000             7,000,000              0                324,675
F.R. Convt Sec. Fn. .............................              85,000                85,000              0                  3,942
Family Service Life Insurance
Company..........................................             300,000               300,000              0                 13,915
Federated American Leaders Fund
Inc..............................................          18,500,000            18,500,000              0                858,071
Federated Equity Funds, on behalf
of its Federated Capital
Appreciation Fund................................           7,600,000             7,600,000              0                352,505






                                                                                                        Shares of Class A
                                                              Convertible Senior Notes                    Common Stock
                                                       -------------------------------------     --------------------------------
                                                                               Principal             Shares
                                                           Amount of           Amount of             Owned
                                                          Notes Owned          Notes That            Before          Shares That
              Selling Securityholder                    Before Offering        May Be Sold          Offering         May Be Sold
-------------------------------------------------      -----------------     ---------------     --------------     -------------


Federated Equity Income Fund, Inc................          42,000,000            42,000,000              0              1,948,052
Federated Insurance Series, on
behalf of its Federated American
Leaders Fund II..................................           2,400,000             2,400,000              0                111,317
Federated Insurance Series, on
behalf of its Federated Equity
Income Fund II...................................           1,600,000             1,600,000              0                 74,212
Fidelity Financial Trust: Fidelity
Convertible Securities Fund......................          13,250,000            13,250,000              0                614,564
Fortis Series Fund, Inc. on behalf
of its American Leaders Series...................              50,000                50,000              0                  2,319
Gaia Offshore Master Fund Ltd....................           7,000,000             7,000,000              0                324,675
Gary Anderson Marital Living Trust ..............             200,000               200,000              0                  9,276
General Motors Employees Global
Group Pension Trust..............................           3,500,000             3,500,000              0                162,338
General Motors Welfare Benefit Trust
(LT - VEBA)......................................           2,500,000             2,500,000              0                115,956
Goldman, Sachs & Co.(1)..........................          25,489,000            25,489,000              0              1,182,236
Grace Brothers, Ltd..............................           2,500,000             2,500,000              0                115,956
Guardian Life Insurance Company of
America..........................................          10,200,000            10,200,000              0                473,098
Guardian Pension Trust...........................             400,000               400,000              0                 18,553
Hawaiian Airline Pilots Retirement
Plan.............................................             220,000               220,000              0                 10,204
Hawaiian Airlines Employees Pension
Plan - IAM.......................................             115,000               115,000              0                  5,334
Hawaiian Airlines Pension Plan for
Salaried Employees...............................              25,000                25,000              0                  1,160
HBK Master Fund L.P..............................          46,000,000            46,000,000              0              2,133,581
HFR Master Fund, Ltd.............................             200,000               200,000              0                  9,276
Highbridge International LLC.....................          25,900,000            25,900,000              0              1,201,299
Hotel Union and Hotel Industry of
Hawaii...........................................             490,000               490,000              0                 22,727
ICI American Holdings Trust......................             825,000               825,000              0                 38,265
Island Holdings..................................              50,000                50,000              0                  2,319
ITG Inc..........................................             204,000               204,000              0                  9,462
James Campbell Corporation.......................             270,000               270,000              0                 12,523
Jefferies & Company Inc..........................              10,000                10,000              0                    464
JMG Capital Partners, LP.........................          10,500,000            10,500,000              0                487,013
Julius Baer Securities, Inc......................             450,000               450,000              0                 20,872
KBC Financial Products USA.......................           2,000,000             2,000,000              0                 92,764
Lancer Securities Cayman Ltd.....................             800,000               800,000              0                 37,106
Leonardo, L.P....................................          11,950,000            11,950,000              0                554,267
Levco Alternative Fund, Ltd. ....................           3,173,000             3,173,000              0                147,171
Lipper Convertibles, L.P. .......................          12,000,000            12,000,000              0                556,586
Lumberman's Mutual Casualty......................             722,000               722,000              0                 33,488
Lydian Overseas Partners Master Fund ............          35,000,000            35,000,000              0              1,623,377






                                                                                                        Shares of Class A
                                                              Convertible Senior Notes                    Common Stock
                                                       -------------------------------------     --------------------------------
                                                                               Principal             Shares
                                                           Amount of           Amount of             Owned
                                                          Notes Owned          Notes That            Before          Shares That
              Selling Securityholder                    Before Offering        May Be Sold          Offering         May Be Sold
-------------------------------------------------      -----------------     ---------------     --------------     -------------


Mainstay Convertible Fund........................           7,500,000             7,500,000              0                347,867
Mainstay VP Convertible Portfolio ...............           1,000,000             1,000,000              0                 46,382
McMahan Securities Co. L.P.......................             174,000               174,000              0                  8,071
Merrill Lynch, Pierce Fenner &
Smith, Inc.(1)...................................             450,000               450,000              0                 20,872
Morgan Stanley & Co.(1)..........................             350,000               350,000              0                 16,234
Morgan Stanley Dean Witter
Convertible Securities Trust(1)..................           3,000,000             3,000,000              0                139,147
Motion Picture Industry Health Plan -
Active Member Fund...............................             390,000               390,000              0                 18,089
Motion Picture Industry Health Plan -
Retiree Member Fund..............................              90,000                90,000              0                  4,174
Museum of Fine Arts, Boston......................              46,000                46,000              0                  2,134
Nalco Chemical Company...........................             260,000               260,000              0                 12,059
Nationwide Separate Account Trust,
on behalf of its Nationwide Equity
Income Fund......................................             800,000               800,000              0                 37,106
Navigator Offshore Fund Ltd......................           1,597,000             1,597,000              0                 74,072
Navigator Partners LP............................             690,000               690,000              0                 32,004
Navigator Special Partners LP....................             213,000               213,000              0                  9,879
Nicholas Applegate Convertible Fund .............           2,291,000             2,291,000              0                106,262
Nomura International PLC London..................           9,000,000             9,000,000              0                417,440
Northern Income Equity Fund......................           1,000,000             1,000,000              0                 46,382
OCM Convertible Trust............................           2,270,000             2,270,000              0                105,288
Ohio National Fund, Inc., on behalf
of its Blue Chip Portfolio.......................              50,000                50,000              0                  2,319
Ohio National Fund, Inc., on behalf
of its Equity Income Portfolio...................             130,000               130,000              0                  6,030
Onex Industrial Partners Limited.................           3,350,000             3,350,000              0                155,380
Oppenheimer Convertible Securities
Fund ............................................           6,000,000             6,000,000              0                278,293
OZ Master Fund, Ltd..............................           6,000,000             6,000,000              0                278,293
Pacific Life Insurance Company...................           1,000,000             1,000,000              0                 46,382
Palladin Securities LLC..........................             500,000               500,000              0                 23,191
Park Avenue Life Insurance Company ..............             100,000               100,000              0                  4,638
Parker-Hannifin Corporation......................              79,000                79,000              0                  3,664
Partner Reinsurance Company Ltd..................             765,000               765,000              0                 35,482
Pebble Capital, Inc..............................           1,350,000             1,350,000              0                 62,616
Pell Rudman Trust Company........................           1,550,000             1,550,000              0                 71,892
Peoples Benefit Life Insurance
Company TEAMSTERS separate account ..............           3,750,000             3,750,000              0                173,933
PGEP III LLC.....................................             500,000               500,000              0                 23,191
PHEP IV, Inc.....................................             116,000               116,000              0                  5,380
Physicians Life..................................             549,000               549,000              0                 25,464
PRIM Board.......................................           3,115,000             3,115,000              0                144,481
Primerica Life Insurance Company.................           1,503,000             1,503,000              0                 69,712






                                                                                                        Shares of Class A
                                                              Convertible Senior Notes                    Common Stock
                                                       -------------------------------------     --------------------------------
                                                                               Principal             Shares
                                                           Amount of           Amount of             Owned
                                                          Notes Owned          Notes That            Before          Shares That
              Selling Securityholder                    Before Offering        May Be Sold          Offering         May Be Sold
-------------------------------------------------      -----------------     ---------------     --------------     -------------


Principal Investors Fund, Inc. on
behalf of its Partners Large Cap
Blend Fund.......................................              40,000                40,000              0                  1,855
Purchase Associates, L.P.........................           1,103,000             1,103,000              0                 51,160
Putnam Asset Allocation Funds -
Balanced Portfolio...............................             447,000               447,000              0                 20,733
Putnam Asset Allocation Funds -
Conservative Portfolio...........................             508,000               508,000              0                 23,562
Putnam Convertible Income - Growth
Trust............................................           4,500,000             4,500,000              0                208,720
Putnam Convertible Opportunities
and Income Trust.................................             114,000               114,000              0                  5,288
Queens Health Plan...............................              85,000                85,000              0                  3,942
R2 Investments, LDC..............................          42,000,000            42,000,000              0              1,948,052
Retail Clerks Pension Trust......................           3,000,000             3,000,000              0                139,147
Retail Clerks Pension Trust #2...................           2,000,000             2,000,000              0                 92,764
Sage Capital.....................................           3,850,000             3,850,000              0                178,571
Salomon Smith Barney Inc.........................           1,030,000             1,030,000              0                 47,774
San Diego City Retirement........................           1,371,000             1,371,000              0                 63,590
San Diego County Convertible.....................           2,960,000             2,960,000              0                137,291
San Diego County Employees
Retirement Association...........................           1,900,000             1,900,000              0                 88,126
Screen Actors Guild Pension
Convertible......................................             745,000               745,000              0                 34,555
Silvercreek Limited Partnership..................           3,038,000             3,038,000              0                140,909
St. Albans Partners Ltd. ........................           5,000,000             5,000,000              0                231,911
Starvest Combined Portfolio......................           1,000,000             1,000,000              0                 46,382
State Employees' Retirement Fund of
the State of Delaware............................           1,720,000             1,720,000              0                 79,777
State of Connecticut Combined
Investment Funds.................................           3,805,000             3,805,000              0                176,484
State of Oregon - Equity.........................           5,025,000             5,025,000              0                233,071
State of Oregon/SAIF Corporation.................           9,785,000             9,785,000              0                453,850
SunAmerica Series Trust, on behalf
of its Federated Value Portfolio.................           1,000,000             1,000,000              0                 46,382
TCI Bresnan, LLC.................................                   0                   N/A              0              9,098,006(2)
TCID of Michigan, Inc............................                   0                   N/A              0             15,117,743(2)
TCW Group, Inc...................................          12,075,000            12,075,000              0                560,065
The Class IC Company, Ltd........................           3,000,000             3,000,000              0                139,147
The Estate of James Campbell.....................             356,000               356,000              0                 16,512
The Travelers Indemnity Company..................           4,956,000             4,956,000              0                229,870
The Travelers Insurance
Company - Life...................................           2,548,000             2,548,000              0                118,182
The Travelers Insurance Company
Separate Account TLAC............................             289,000               289,000              0                 13,404
The Travelers Life and Annuity
Company..........................................             304,000               304,000              0                 14,100






                                                                                                        Shares of Class A
                                                              Convertible Senior Notes                    Common Stock
                                                       -------------------------------------     --------------------------------
                                                                               Principal             Shares
                                                           Amount of           Amount of             Owned
                                                          Notes Owned          Notes That            Before          Shares That
              Selling Securityholder                    Before Offering        May Be Sold          Offering         May Be Sold
-------------------------------------------------      -----------------     ---------------     --------------     -------------


TQA Master Plus Fund, Ltd........................           1,000,000             1,000,000              0                 46,382
TQA Masterfund, Ltd. ............................           3,650,000             3,650,000              0                169,295
Travelers Series Trust Convertible
Bond Portfolio...................................             400,000               400,000              0                 18,553
Tribeca Investments LLC..........................          27,500,000            27,500,000              0              1,275,511
UBS AG London Branch.............................          14,000,000            14,000,000              0                649,351
UBS O'Connor LLC (f/b/o UBS Global
Equity Arbitrage Master, Ltd.)...................          10,000,000            10,000,000              0                463,822
UBS Warburg LLC..................................           3,500,000             3,500,000              0                162,338
University of Rochester..........................              43,000                43,000              0                  1,994
Value Line Convertible Fund, Inc.................             500,000               500,000              0                 23,191
Value Realization Fund, LP.......................          11,675,000            11,675,000              0                541,512
Van Kampen Harbor Fund...........................           3,000,000             3,000,000              0                139,147
Vanguard Convertible Securities
Fund, Inc........................................           5,420,000             5,420,000              0                 25,139
Viacom Inc. Pension Plan Master
Trust............................................              68,000                68,000              0                  3,154
Wake Forest University...........................           1,296,000             1,296,000              0                 60,111
Wasserstein Perella Securities Inc...............           1,000,000             1,000,000              0                 46,382
While River Securities L.L.C.....................           5,000,000             5,000,000              0                231,911
Worldwide Transactions, Ltd......................              51,000                51,000              0                  2,366
Writers Guild Convertible........................             435,000               435,000              0                 20,176
Wyoming State Treasurer..........................           1,496,000             1,496,000              0                 69,388
Yield Strategies Fund I LP.......................           1,000,000             1,000,000              0                 46,382
ZCM/HFR Index Management, L.L.C.
(f/k/a Zurich HFR Master Hedge Fund
Index Ltd.)......................................             100,000               100,000              0                  4,638
Zeneca AG Products, Inc..........................             150,000               150,000              0                  6,957
Zeneca Holdings Trust............................             375,000               375,000              0                 17,393
Zurich HFR Master Hedge Fund Index
LTD..............................................           3,200,000             3,200,000              0                148,423


(1) These entities and/or their affiliates have provided, and may from time to time provide, investment banking services to Charter Communications, Inc. and its subsidiaries, including, among other things, acting as lead and/or co-manager with respect to offerings of debt and equity securities.

(2) Represents the number of shares of Class A common stock for which the selling securityholders may exchange their Class A Preferred Units in CC VIII, LLC and an indeterminate number of shares issuable upon such exchange, as such number may be adjusted under certain circumstances.

                                 ---------------

SEE "RISK FACTORS" BEGINNING ON PAGE 3 OF THE PROSPECTUS TO READ ABOUT IMPORTANT FACTORS YOU SHOULD CONSIDER BEFORE BUYING THE CONVERTIBLE SENIOR NOTES OR SHARES OF OUR CLASS A COMMON STOCK.
                                 ---------------

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of the prospectus or this prospectus supplement. Any representation to the contrary is a criminal offense.

            The date of this prospectus supplement is July 16, 2001.